UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019 (June 14, 2019)

MODERN MEDIA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38092	47-1277598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3414 Peachtree Road, Suite 480 Atlanta, GA		30326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 443-1182

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one right and one-half of one warrant	MMDMU	Nasdaq Capital Market
Common stock, par value $0.0001 per share	MMDM	Nasdaq Capital Market
Rights, each exchangeable into one-tenth of one share of common stock	MMDMR	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	MMDMW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Investment Management Trust Agreement

On June 14, 2019, Modern Media Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (“Continental”) entered into Amendment No. 2 to the Investment Management Trust Agreement, dated as of May 17, 2017, by and between the Company and Continental (the “Trust Amendment”), pursuant to which the date on which Continental must liquidate the trust account (the “trust account”), which was established in connection with the Company’s initial public offering (the “IPO”), in the event the Company has not consummated its initial business combination was extended from June 17, 2019 to September 17, 2019 (the “Extended Date”). The Trust Amendment was approved by the Company’s stockholders at the Special Meeting of Stockholders held on June 14, 2019 (the “Special Meeting”).

Amendment to Warrant Agreement

On June 14, 2019, the Company and Continental entered into Amendment No. 2 to the Warrant Agreement, dated as of May 17, 2017, by and between the Company and Continental (the “Warrant Amendment”), pursuant to which the date for automatic termination of the exercise period of the Company’s outstanding warrants in the event the Company has not consummated its initial business combination was extended to the Extended Date.

The foregoing descriptions of the Trust Amendment and the Warrant Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Trust Amendment and the Warrant Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 with respect to the Warrant Amendment is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2019, the Company filed with the Secretary of State of the State of Delaware (the “SOS”) an amendment (the “Extension Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation, pursuant to which the date by which the Company must consummate its initial business combination the (“Extension”) was extended from June 17, 2019 to the Extended Date. The Extension Amendment was approved by the Company’s stockholders at the Special Meeting and became effective upon the filing thereof with the SOS.

The foregoing description of the Extension Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The results of voting on the proposals submitted to a vote of the Company’s stockholders at the Special Meeting, held on June 14, 2019, were as follows:

Proposal No. 1

The Extension Amendment was approved as follows:

For	Against	Abstain	Broker Non-Votes
16,137,785	265,000	400	13,964

Proposal No. 2

The Trust Amendment was approved as follows:

For	Against	Abstain	Broker Non-Votes
16,137,785	265,000	400	13,964

Item 7.01 Regulation FD Disclosure.

In connection with the Extension, stockholders elected to redeem 13,350,654 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). Following such redemptions, approximately 6,581,665 shares of Common Stock will remain issued and outstanding.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation of Modern Media Acquisition Corp.

4.1	Amendment No. 2, dated as of June 14, 2019, to the Warrant Agreement, dated as of May 17, 2017, by and between Modern Media Acquisition Corp. and Continental Stock Transfer & Trust Company.

10.1	Amendment No. 2, dated as of June 14, 2019, to the Investment Management Trust Agreement, dated as of May 17, 2017, by and between Modern Media Acquisition Corp. and Continental Stock Transfer & Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN MEDIA ACQUISITION CORP.

Date: June 20, 2019	By:	/s/ Lewis W. Dickey, Jr.
Name: Lewis W. Dickey, Jr. Title: President and Chief Executive Officer